Income Taxes	12 Months Ended
Dec. 31, 2014
Income Tax Disclosure [Abstract]
Income Taxes

20. Income Taxes

The components of the provision for income taxes are as follows:

Year ended December 31 (in thousands)	2014 EUR	2013 EUR	2012 EUR

Current tax	(130,425)	(52,753)	(79,255)
Deferred tax	53,430	44,766	74,993

Provision for income taxes	(76,995)	(7,987)	(4,262)

The Dutch statutory tax rate was 25.0 percent in 2014, 2013 and 2012. Tax amounts in other jurisdictions are calculated at the rates prevailing in the relevant jurisdictions.

The reconciliation of the provision for income taxes is as follows:

Year ended December 31 (in thousands)	2014 EUR	%	2013 EUR	%	2012 EUR	%

Income before income taxes	1,273,635	100.0	1,023,477	100.0	1,150,578	100.0
Income tax provision based on ASML’s domestic rate	(318,409)	25.0	(255,869)	25.0	(287,644)	25.0
Effects of tax rates in foreign jurisdictions	(1,580)	0.1	23,459	(2.3)	9,786	(0.9)
Adjustments in respect of tax exempt income	23,899	(1.9)	29,430	(2.9)	23,532	(2.0)
Adjustments in respect of tax incentives	159,728	(12.5)	120,751	(11.7)	143,160	(12.4)
Adjustments in respect of prior years’ current taxes	(6,474)	0.5	5,155	(0.5)	18,275	(1.6)
Adjustments in respect of prior years’ deferred taxes	1,325	(0.1)	16,164	(1.6)	-	-
Movements in the liability for unrecognized tax benefits	(9,669)	0.8	(7,588)	0.7	95,465	(8.3)
Tax effects in respect of Cymer acquisition related items	77,909	(6.1)	67,730	(6.6)	-	-
Other credits and non-taxable items	(3,724)	0.3	(7,219)	0.7	(6,836)	0.6

Provision for income taxes	(76,995)	6.0	(7,987)	0.8	(4,262)	0.4

Income Tax Provision Based on ASML’s Domestic Rate

The provision for income taxes based on ASML’s domestic rate is based on the Dutch statutory income tax rate. It reflects the provision for income taxes that would have been applicable assuming that all of our income is taxable against the Dutch statutory tax rate and there were no permanent differences between taxable base and financial results and no Dutch tax incentives are applied.

Effects of Tax Rates in Foreign Jurisdictions

A portion of our results is realized in countries other than the Netherlands where different tax rates are applicable. In 2013, the distribution effect of tax rates in foreign jurisdictions was impacted by a shift in the mix of taxable income across tax jurisdictions as a result of the acquisition of Cymer as per May 30, 2013.

Adjustments in Respect of Tax Exempt Income

In certain jurisdictions part of the income generated is tax exempted.

Adjustments in Respect of Tax Incentives

Adjustments in respect of tax incentives relate to reduced tax rates in several jurisdictions, mainly consisting of the Dutch “Innovation Box” and the RDA. The Innovation box is a facility under Dutch corporate tax law pursuant to which income associated with R&D is partially exempted from taxation. The RDA is a tax incentive providing for an additional tax deduction for qualified (non-labor) cost incurred for R&D activities performed in the Netherlands.

Adjustments in Respect of Prior Years’ Current Taxes

In 2012, we recognized a tax benefit of EUR 18.3 million or 1.6 percent of income before income taxes mainly attributable to the application of tax exemptions for prior years, which had a favorable effect on the effective tax rate for 2012.

Adjustments in Respect of Prior Years’ Deferred Taxes

In 2013, we recognized a tax benefit of EUR 16.2 million or 1.6 percent of income before income taxes as result of a partly release of a valuation allowance for NID credits or NID stock to the extent we expect future taxable profits to realize these NID credits before expiration of those credits.

Movements in the Liability for Unrecognized Tax Benefits

In 2012, the effective tax rate was impacted by a tax benefit of EUR 95.5 million or 8.3 percent of income before income taxes mainly as a result of the successful conclusion of tax audits in different jurisdictions (EUR 92.5 million) whereas the movements in the liability for unrecognized tax benefits in 2014 and 2013 are considered to be limited.

Tax effects in respect of Cymer Acquisition related items

In 2014 the tax rate was favorably impacted by settling agreements entered into by ASML Netherlands B.V. and Cymer LLC., prior to our acquisition of Cymer in May 2013, at different tax rates. In 2013 we recognized a gain as a result of the accounting for business combinations Cymer. This gain is not recognized for tax purposes and was, apart from the R&D tax incentives, the major driver for the change in the effective tax rate in 2013.

Other Credits and Non-taxable Items

Other credits and non-taxable items reflect the impact on statutory rates of permanent non-taxable items such as non-deductible taxes, non-deductible interest expense, and non-deductible meals and entertainment expenses, as well as the impact of (the reversal of) various tax credits on our provision for income taxes.

Income Taxes Recognized Directly in Shareholders’ Equity

Income taxes recognized directly in shareholders’ equity (including OCI) are as follows:

Income tax recognized in shareholders’ equity (in thousands)	2014 EUR	2013 EUR	2012 EUR
Current tax
OCI (financial instruments)	2,977	(759)	(1,066)
Tax (benefit) deficit from share-based payments	(3,972)	(3,110)	(2,116)

Total income tax recognized in shareholders’ equity	(995)	(3,869)	(3,182)

Liability for Unrecognized Tax Benefits and Deferred Taxes

The liability for unrecognized tax benefits and total deferred tax position recorded on the Consolidated Balance Sheets are as follows:

As of December 31 (in thousands)	2014 EUR	2013 EUR

Liability for unrecognized tax benefits	(83,738)	(74,069)
Deferred tax position	32,715	(30,176)

Total	(51,023)	(104,245)

Liability for Unrecognized Tax Benefits

The calculation of our liability for unrecognized tax benefits involves uncertainties in the application of complex tax laws. Our estimate for the potential outcome of any uncertain tax issue is highly judgmental. We conclude that we have adequately provided for uncertain tax positions. However, settlement of these uncertain tax positions in a manner inconsistent with our expectations could have a material impact on our Financial Statements.

Consistent with the provisions of ASC 740, as of December 31, 2014, ASML has a liability for unrecognized tax benefits of EUR 83.7 million (2013: EUR 74.1 million) which is classified as non-current deferred and other tax liabilities. The total liability for unrecognized tax benefits, if reversed, would have a favorable effect on our effective tax rate.

Expected interest and penalties related to income tax liabilities have been accrued for and are included in the liability for unrecognized tax benefits and in the provision for income taxes. The balance of accrued interest and penalties recorded in the Consolidated Balance Sheets as of December 31, 2014 amounted to EUR 24.7 million (2013: EUR 22.9 million). Accrued interest and penalties recorded in the Consolidated Statement of Operations of 2014 amounted to a tax charge of EUR 1.7 million (2013: tax charge of EUR 4.1 million; 2012: tax benefit of EUR 3.1 million).

A reconciliation of the beginning and ending balance of the liability for unrecognized tax benefits is as follows:

As of December 31 (in thousands)	2014 EUR	2013 EUR

Balance, January 1	74,069	59,967
Gross increases – tax positions in prior period	10,185	6,045
Gross decreases – tax positions in prior period	(12,743)	(2,025)
Gross increases – tax positions in current period	12,227	6,796
Acquisitions through business combinations	-	6,514
Settlements	-	(2,964)
Lapse of statute of limitations	-	(264)

Total liability for unrecognized tax benefits	83,738	74,069

We conclude our allowances for tax contingencies to be appropriate. Based on the information currently available, we do not anticipate a significant increase or decrease in our liability for unrecognized tax benefits within the next 12 months.

We are subject to tax audits in certain of our major tax jurisdictions, for years from and including 2009 onwards in Korea and for years from and including 2007 onwards in the US. In the course of such audits, local tax authorities may challenge the positions taken by us.

Deferred taxes

The composition of total deferred tax assets and liabilities reconciled to the classification in the Consolidated Balance Sheets is as follows:

Deferred taxes (in thousands)	January 1, 2014 EUR	Consolidated Statements of Operations EUR	Effect of changes in exchange rates EUR	December 31, 2014 EUR
Deferred tax assets:
Capitalized R&D expenditures	20,888	(8,186)	1,891	14,593
R&D credits	11,242	29,496	2,623	43,361
Inventories	46,661	10,639	5,712	63,012
Deferred revenue	16,409	3,061	1,779	21,249
Accrued and other liabilities	45,460	(3,630)	5,520	47,350
Installation and warranty reserve	6,702	5,821	1,147	13,670
Tax effect carry-forward losses	67,282	(33,465)	5,289	39,106
Property, plant and equipment	11,785	(6,102)	612	6,295
Restructuring and impairment	3,361	(1,442)	364	2,283
Alternative minimum tax credits[1]	6,342	(1,467)	630	5,505
Share-based payments	16,151	(9,203)	2,417	9,365
Other temporary differences	11,661	14,099	638	26,398
Total deferred tax assets[2]	263,944	(379)	28,622	292,187

Deferred tax liabilities:
Intangible fixed assets	(261,905)	68,719	(25,955)	(219,141)
Property, plant and equipment	(17,592)	(9,232)	(2,611)	(29,435)
Borrowing costs	(1,823)	(64)	-	(1,887)
Other temporary differences	(12,800)	4,055	(264)	(9,009)
Total deferred tax liabilities	(294,120)	63,478	(28,830)	(259,472)
Net deferred tax assets (liabilities)	(30,176)	63,099	(208)	32,715

Classified as:
Deferred tax assets – current	124,431			159,460
Deferred tax assets – non-current	139,513			28,760
Deferred tax liabilities – current	(3,494)			(1,928)
Deferred tax liabilities – non-current	(290,626)			(153,577)
Net deferred tax assets (liabilities)	(30,176)			32,715

1	Alternative minimum tax credits relate to prepaid US taxes which are credited against future taxable profits after the carry-forward losses used.
2	Valuation allowances recognized in relation to deferred tax assets as of December 31, 2014 amounted to EUR 25.4 million (2013: EUR 25.0 million)

Deferred taxes (in thousands)	January 1, 2013 EUR	Acquisitions through business combinations EUR	Consolidated Statements of Operations EUR	Effect of changes in exchange rates EUR	December 31, 2013 EUR

Deferred tax assets:
Capitalized R&D expenditures	27,403	-	5,882	(1,155)	32,130
Inventories	28,167	10,258	9,269	(1,033)	46,661
Deferred revenue	20,572	41,679	(43,035)	(2,807)	16,409
Accrued and other liabilities	21,528	7,148	17,960	(1,176)	45,460
Installation and warranty reserve	7,151	-	(174)	(275)	6,702
Tax effect carry-forward losses	5,557	754	61,551	(580)	67,282
Property, plant and equipment	7,798	4,140	325	(478)	11,785
Restructuring and impairment	4,336	-	(791)	(184)	3,361
Alternative minimum tax credits[1]	5,227	-	1,349	(234)	6,342
Share-based payments	1,433	9,365	5,939	(586)	16,151
Other temporary differences	13,966	16,701	(14,487)	(4,519)	11,661

Total deferred tax assets [2]	143,138	90,045	43,788	(13,027)	263,944

Deferred tax liabilities:
Intangible fixed assets	-	(286,337)	8,730	15,702	(261,905)
Property, plant and equipment	(25,890)	(4,786)	12,517	567	(17,592)
Borrowing costs	(1,958)	-	135	-	(1,823)
Other temporary differences	(763)	(303)	(12,086)	352	(12,800)

Total deferred tax liabilities	(28,611)	(291,426)	9,296	16,621	(294,120)

Net deferred tax assets (liabilities)	114,527	(201,381)	53,084	3,594	(30,176)

Classified as:
Deferred tax assets – current	103,695				124,431
Deferred tax assets – non-current	39,443				139,513
Deferred tax liabilities – current	(271)				(3,494)
Deferred tax liabilities – non-current	(28,340)				(290,626)

Net deferred tax assets (liabilities)	114,527				(30,176)

1	Alternative minimum tax credits relate to prepaid US taxes which are credited against future taxable profits after the carry-forward losses used.
2	Valuation allowances recognized in relation to deferred tax assets as of December 31, 2013 amounted to EUR 25.0 million (2012: EUR 30.5 million)

Tax Effect Carry-forward Losses

Deferred tax assets from carry-forward losses recognised as per December 31, 2014 result predominantly from net operating loss carry-forwards incurred relating to NID stock in Belgium and various qualifying state tax losses in the US.

NID stock in Belgium can generally be offset against future profits realized in the 7 years following the year in which the NID stock occurs. The total amount of NID stock is EUR 37.5 million (2013: 47.6 million) taxable base and EUR 12.7 million (2013: EUR 16.2 million) tax effect.

Net operating losses qualifying as tax losses under US federal tax laws incurred by US group companies can in general be offset against future profits realized in 20 years following the year in which the losses are incurred. The total amount of losses carried forward under US federal tax laws as of December 31, 2014, is EUR 44.6 million (2013: EUR 67.5 million) tax basis or EUR 15.6 million (2013: EUR 23.6 million) tax effect. The total amount of losses carried forward under US state tax laws as of December 31, 2014, is EUR 77.7 million (2013: EUR 254.3 million) tax basis or EUR 3.7 million (2013: EUR 7.9 million) tax effect. Our ability to use US state tax loss carry forwards in existence at December 31, 2014, is subject to varying state statutes (providing for periods of between 5 and 20 years).